J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund

(Class A, Class C and Select Class Shares)

(a series of JPMorgan Trust I)

Supplement dated October 30, 2015

to the Summary Prospectuses and Prospectuses

dated July 1, 2015, as supplemented

Changes to Expense Limitation Agreement. Effective October 31, 2015 (the “Effective Date”), the Annual Fund Operating Expenses and Examples will be replaced to reflect that the Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses sufficient to offset the respective net fees each collects from certain affiliated money market funds on the Fund’s investments in such money market funds through 6/30/17. On the Effective Date, the table “Annual Fund Operating Expenses” and “Example” section in the “Fees and Expenses of the Fund” section shall be deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.41	0.39
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.19	0.16 [1]	0.14
Acquired Fund Fees and Expenses	0.13	0.13	0.13

Total Annual Fund Operating Expenses	1.27	1.74	0.97
Fee Waivers and Expense Reimbursements[2]	(0.26)	(0.23)	(0.21)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.01	1.51	0.76

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency and transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	474	712	996	1,806
CLASS C SHARES ($)	254	502	900	2,012
SELECT CLASS SHARES ($)	78	266	494	1,150

SUP-SIOPP-ACS-1015

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	474	712	996	1,806
CLASS C SHARES ($)	154	502	900	2,012
SELECT CLASS SHARES ($)	78	266	494	1,150

On the Effective Date, the disclosure titled “Additional Information Concerning Strategic Income Opportunities Fund” in the “More About the Funds” section is hereby deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE